EXHIBIT 1 - Original Signature Page

      JOINT FILING AGREEMENT AMONG FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.,
           ERIC F. BILLINGS, EMANUEL J. FRIEDMAN, W. RUSSELL RAMSEY
                           AND CHARLES T. AKRE, JR.

     WHEREAS, in accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934 (the "Act"), only one joint statement and any amendments thereto need to be filed whenever one or more persons are required to file such a statement or any amendments thereto pursuant to
Section 13(d)of the Act with respect to the same securities, provided that said persons agree in writing that such statement or amendments thereto is filed on behalf of each of them;

     NOW, THEREFORE, the parties hereto agree as follows:

     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC., ERIC F. BILLINGS, EMANUEL J. FRIEDMAN, W. RUSSELL RAMSEY AND CHARLES T. AKRE, JR. hereby agree, in accordance with Rule 13d-1(k) under the Act, to file a statement on Schedule 13G relating to their ownership of Common Stock of the Issuer and do hereby further agree that said statement shall be filed on behalf of each of them.

                                        FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


Dated:   May 16, 2000               By:



                                         ---------------------------------
                                         Name:  Emanuel J. Friedman
                                         Title: Chairman




Dated:   May 16, 2000
                                        ----------------------------------
                                             Eric F. Billings




Dated:   May 16, 2000
                                        ----------------------------------
                                             Emanuel J. Friedman




Dated:   May 16, 2000
                                        ----------------------------------
                                             W. Russell Ramsey




Dated:   May 16, 2000
                                        ----------------------------------
                                             Charles T. Akre, Jr.